1 US_Active\119172305\V-3 SECOND AMENDMENT TO FIRST AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT THIS SECOND AMENDMENT TO FIRST AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT (this “Amendment”), dated as of September 29, 2021, by and among the undersigned parties executing this Amendment as “Borrowers” (collectively, “Borrowers”), the undersigned parties executing this Amendment as “Guarantors” (collectively, “Guarantors”), KEYBANK NATIONAL ASSOCIATION (“KeyBank”) and the other Lenders party hereto (collectively, the “Lenders”), and KeyBank as Administrative Agent for itself and the other Lenders from time to time a party to the Credit Agreement (as hereinafter defined) (KeyBank, in its capacity as Administrative Agent, is hereinafter referred to as “Administrative Agent”). W I T N E S S E T H: WHEREAS, Borrowers, Administrative Agent and the Lenders are parties to that certain First Amended and Restated Senior Secured Credit Agreement dated as of September 5, 2019, as amended by that certain First Amendment to First Amended and Restated Senior Secured Credit Agreement dated as of April 30, 2021 (as the same may be further varied, extended, supplemented, consolidated, replaced, increased, renewed, modified or amended from time to time, the “Credit Agreement”); WHEREAS, Borrowers have requested that Administrative Agent and the Lenders make certain modifications to the Credit Agreement, and Administrative Agent and the Lenders have consented to such modifications, subject to the execution and delivery of this Amendment. NOW, THEREFORE, for and in consideration of the sum of TEN and NO/100 DOLLARS ($10.00), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby covenant and agree as follows: 1. Definitions. Capitalized terms used in this Amendment, but which are not otherwise expressly defined in this Amendment, shall have the respective meanings given thereto in the Credit Agreement. 2. Modification of the Credit Agreement. Borrowers, Administrative Agent and the Lenders do hereby modify and amend the Credit Agreement as follows: (a) By inserting the following new definitions in Section 1.1 of the Credit Agreement, in the appropriate alphabetical order: ““Covenant Relief Period” means the period commencing on September 29, 2021, and ending on (and including) the Covenant Relief Period Termination Date.”; “Covenant Relief Period Termination Date” means the earlier of (a) June 30, 2022 and (b) the date specified in the Covenant Relief Period Termination Notice on which the Borrowers irrevocably elect to terminate the Covenant Relief Period.”; 2 US_Active\119172305\V-3 “Covenant Relief Period Termination Notice” means a notice executed by the chief executive officer, president, chief financial officer or treasurer or controller of Parent (a) stating that Borrowers irrevocably elect to terminate the Covenant Relief Period effective as of the last day of the fiscal quarter specified in such notice (provided, that such notice shall have been delivered to the Administrative Agent not later than the date of delivery of the Compliance Certificate for such specified fiscal quarter pursuant to Section 7.4(a)(iii)), (b) reserved, and (c) enclosing a Compliance Certificate for such specified fiscal quarter demonstrating compliance with the covenants contained in Section 9 of the Credit Agreement and the other covenants set forth in such Compliance Certificate, in each case, after giving effect to the termination of the Covenant Relief Period.”; “Covenant Relief Period Permitted Recourse Indebtedness” means (x) the obligations of Trilogy Investors and/or one or more of its Subsidiaries in connection with that certain purchase option with respect to the real property located at 3001- 3101 N Hurstbourne Parkway, Louisville, Kentucky 40241, not to exceed $20,000,000.00 in the aggregate, and (y) Obligations under the Credit Agreement and the other Loan Documents.”; (b) By deleting in its entirety the definition of Implied Debt Service appearing in Section 1.1 of the Credit Agreement, and inserting in lieu thereof the following new definition: ““Implied Debt Service” means, on any date of determination, an amount equal to the annual principal and interest payment sufficient to amortize in full during a thirty (30) year period, a loan in an amount equal to the sum of the aggregate outstanding principal balance of the Real Estate Revolving Loans, Letter of Credit Liabilities and Real Estate Swing Loans obtained pursuant to clause (a) or clause (b) of the definition of Real Estate Borrowing Base Availability, as applicable, as of such date, calculated using an interest rate equal to the greater of (a) the then current annual yield on ten (10) year obligations issued by the United States Treasury most recently prior to the date of determination as determined by Administrative Agent plus two and one-half percent (2.50%), (b) six percent (6.00%) per annum (provided that during the Covenant Relief Period, such rate shall be five percent (5.00%) per annum), and (c) the blended current effective interest rate (including any spread or margin) applicable to the Real Estate Revolving Loans.”; (c) By deleting the period at the end of Section 9.2 of the Credit Agreement and inserting in lieu thereof the following: “; provided, however, that notwithstanding the foregoing, during the Covenant Relief Period, Borrowers shall not permit at any time the ratio of Total Adjusted EBITDAR to Consolidated Fixed Charges to be less than the applicable ratio set forth below with respect to each applicable fiscal quarter set forth below: Fiscal Quarter Ending Total Adjusted EBITDAR to Consolidated Fixed Charges September 30, 2021 1.40 to 1.00 3 US_Active\119172305\V-3 December 31, 2021 1.40 to 1.00 March 31, 2022 1.45 to 1.00 June 30, 2022 1.45 to 1.00 (d) By inserting the following at the end of Section 9.4 of the Credit Agreement: “(d) Notwithstanding anything to the contrary contained herein, during the Covenant Relief Period, Borrowers shall not permit Trilogy Investors to create, incur, assume, guarantee or become liable under any additional Recourse Indebtedness not existing immediately prior to the commencement of the Covenant Relief Period, other than the Covenant Relief Period Permitted Recourse Indebtedness subject to compliance with the terms and conditions of this Agreement, including, without limitation, this Section 9.4.”; and (e) By inserting the following new Section 9.5(d) into the Credit Agreement: “(d) Notwithstanding anything to the contrary contained herein, during the Covenant Relief Period, Borrowers shall not (x) make any Distributions to their respective partners, shareholders, members or other owners except in the minimum amount necessary to permit Trilogy Investors to make Distributions in an amount equal to the Minimum REIT Distributions, and (y) permit Trilogy Investors to make any Distributions to its partners, shareholders, members or other owners, other than Distributions in an amount equal to the Minimum REIT Distributions, in each case of the foregoing clauses (x) and (y), as evidenced by a certification of the principal financial officer of Trilogy Investors containing reasonably detailed proforma calculations satisfactory in form and substance to Administrative Agent.” 3. References to Credit Agreement. All references in the Loan Documents to the Credit Agreement shall be deemed a reference to the Credit Agreement as modified and amended herein. 4. Representations. Borrowers and Guarantors represent and warrant to Administrative Agent and the Lenders as follows: (a) Authorization. The execution, delivery and performance of this Amendment and the transactions contemplated hereby (i) are within the authority of Borrowers and Guarantors, (ii) have been duly authorized by all necessary proceedings on the part of such Persons, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which any of such Persons is subject or any judgment, order, writ, injunction, license or permit applicable to such Persons, (iv) do not and will not conflict with or constitute a default under any provision of the partnership agreement, articles of incorporation or other charter documents or bylaws of such Person, (v) do not and will not conflict with or constitute a default (whether with the passage of time or the giving of notice, or both) under any provision of any material agreement or other instrument binding upon, such Person or any of its properties, and (vi) do not and will not result in or require the imposition of any lien or other encumbrance on any of the properties, assets or rights of such Person other than the liens and encumbrances in favor of Administrative Agent contemplated by the Credit Agreement and the other Loan Documents. 4 US_Active\119172305\V-3 (b) Enforceability. This Amendment and any other agreements or instruments executed in connection herewith to which any of Borrowers or Guarantors is a party are the valid and legally binding obligations of such Person enforceable in accordance with the respective terms and provisions hereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and the effect of general principles of equity. (c) Approvals. The execution, delivery and performance of this Amendment and the transactions contemplated hereby do not require the approval or consent of or approval of any Person or the authorization, consent, approval of or any license or permit issued by, or any filing or registration with, or the giving of any notice to, any court, department, board, commission or other governmental agency or authority other than those already obtained and delivered to Administrative Agent. (d) Reaffirmation. Borrowers and Guarantors reaffirm and restate as of the date hereof each and every representation and warranty made by such Persons in the Loan Documents or otherwise made by or on behalf of such Persons in connection therewith except for representations or warranties that expressly relate to an earlier date. The representations and warranties made by Borrowers, Guarantors or their respective Subsidiaries in the Loan Documents or otherwise made by or on behalf of such Persons in connection therewith or after the date of the Credit Agreement were true and correct in all material respects when made and are true and correct in all material respects as of the hereof, except to the extent of changes in the facts and circumstances after the date such representation and warranty was made that resulted from actions or inactions not prohibited by the Credit Agreement (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct only as of such specified date). (e) No Default. By execution hereof, Borrowers and Guarantors certify that such Persons are and will be in compliance with all covenants under the Loan Documents after the execution and delivery of this Amendment and the other documents executed in connection herewith, and that no Default or Event of Default has occurred and is continuing. 5. Waiver of Claims. Borrowers and Guarantors acknowledge, represent and agree that such Persons as of the date hereof have no defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever with respect to the Loan Documents, the administration or funding of the Loans or with respect to any acts or omissions of Administrative Agent or any Lender, or any past or present officers, agents or employees of Administrative Agent or any Lender, and each of Borrowers and Guarantors does hereby expressly waive, release and relinquish any and all such defenses, setoffs, claims, counterclaims and causes of action, if any. 6. Ratification. Except as hereinabove set forth or in any other document previously executed or executed in connection herewith, all terms, covenants and provisions of the Credit Agreement and the other Loan Documents remain unaltered and in full force and effect, and the parties hereto do hereby expressly ratify and confirm the Credit Agreement and the other Loan Documents. Nothing in this Amendment shall be deemed or construed to constitute, and there has not otherwise occurred, a novation, cancellation, satisfaction, release, extinguishment or substitution of the indebtedness evidenced by the Notes or the other obligations of Borrowers and Guarantors under the Loan Documents. 7. Counterparts. This Amendment may be executed in any number of counterparts which shall together constitute but one and the same agreement. 8. Miscellaneous. THIS AMENDMENT SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, BE GOVERNED BY AND CONSTRUED IN

5 US_Active\119172305\V-3 ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors, successors-in-title and assigns as provided in the Credit Agreement. This Amendment shall constitute a Loan Document. 9. Effective Date. The effectiveness of this Amendment is subject to confirmation by the Administrative Agent of the satisfaction of the following conditions: (a) Execution and delivery of this Amendment by Borrowers, Guarantors, Administrative Agent and the Majority Lenders; (b) Borrowers shall have paid to the Administrative Agent a modification fee in the amount of 7.5 basis points on the aggregate Real Estate Revolving Loan Commitments, which fee shall be for the pro rata account of each of the Lenders based on such Lender’s Real Estate Revolving Loan Commitment; (c) Receipt by Administrative Agent of evidence that the Borrower shall have paid all fees due and payable with respect to this Amendment; and (d) Receipt by Administrative Agent of such other resolutions, certificates, documents, customary searches (credit, judgment, lien, bankruptcy, etc.), instruments and agreements as the Agent may reasonably request on or prior to the date of this Amendment. 10. Fees and Expenses. Borrowers will pay the reasonable fees and expenses of Administrative Agent in connection with this Amendment and the transactions contemplated hereby in accordance with Section 15 of the Credit Agreement. 11. Electronic Signatures. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or as an attachment to an electronic mail message in .pdf, .jpeg, .TIFF or similar electronic format shall be effective as delivery of a manually executed counterpart of this Amendment for all purposes. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment and any other Loan Document to be signed in connection with this Amendment, the other Loan Documents and the transactions contemplated hereby and thereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Agent to accept electronic signatures in any form or format without its prior written consent. For the purposes hereof, “Electronic Signatures” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record. Each of the parties hereto represents and warrants to the other parties hereto that it has the corporate capacity and authority to execute the Amendment through electronic means and there are no restrictions for doing so in that party’s constitutive documents. Without limiting the generality of the foregoing, each Borrower and Guarantor hereby (i) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among any of the Agent or the Lenders and any of the Borrowers or Guarantors, electronic images of this Agreement or any other Loan Document (in each case, including with respect to any signature pages thereto) shall have the same legal effect, validity and enforceability as any paper original, and (ii) waives any argument, defense or right to contest the validity or enforceability of any Loan 6 US_Active\119172305\V-3 Document based solely on the lack of paper original copies of such Loan Document, including with respect to any signature pages thereto. [CONTINUED ON NEXT PAGE]

Signature Page to Second Amendment to First Amended and Restated Senior Secured Credit Agreement (KeyBank/Trilogy) ADMINISTRATIVE AGENT AND LENDERS: KEYBANK NATIONAL ASSOCIATION, individually as a Lender and as Administrative Agent By: Name: Laura Conway Title: Senior Vice President CIT BANK, N.A., as a Lender By: Name: Eli Plotkin Title: Vice President REGIONS BANK, as a Lender By: Name: Title: BANK OF AMERICA, N.A., as a Lender By: Name: Title: THE HUNTINGTON NATIONAL BANK, as a Lender By: Name: Title: [SIGNATURES CONTINUED ON NEXT PAGE]

Signature Page to Second Amendment to First Amended and Restated Senior Secured Credit Agreement (KeyBank/Trilogy) SYNOVUS FINANCIAL CORPORATION, as a Lender By: Name: Title: PACIFIC WESTERN BANK, a California state chartered bank, as a Lender By: Name: Title: CIBC BANK USA, as a Lender By: Name: Michael Velazquez Title: Managing Director BOKF, NA dba BANK OF OKLAHOMA, as a Lender By: Name: Title: BANK OF THE WEST, as a Lender By: Name: Title: Signature Page to Second Amendment to First Amended and Restated Senior Secured Credit Agreement (KeyBank/Trilogy) SYNOVUS FINANCIAL CORPORATION, as a Lender By: Name: Title: PACIFIC WESTERN BANK, a California state chartered bank, as a Lender By: Name: Title: CIBC BANK USA, as a Lender By: Name: Title: BOKF, NA dba BANK OF OKLAHOMA, as a Lender By: Name: Title: BANK OF THE WEST, as a Lender By: Name: Shikha Rehman Title: Director